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                                                                 EXHIBIT 10.3(b)

                   FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

                 FIRST AMENDMENT TO CONTRIBUTION AGREEMENT dated as of March 29, 1996 by and between each of the Contributors executing this First Amendment below (the "Contributors") and INTERSTATE HOTELS CORPORATION ("Interstate").

                                   Background

                 The Contributors and Interstate are parties to that certain Contribution Agreement dated as of March 29, 1996 (the "Contribution Agreement") and have agreed to amend the terms of the Contribution Agreement as set forth herein.

                                   Agreement

                 1. Section 2(a) of the Contribution Agreement is hereby amended by deleting the second sentence thereof and substituting the following sentence therefor: "As used herein, the "Contribution Amount" shall mean $8,300,000." Schedule A to the Contribution Agreement is hereby deleted in its entirety.

                 2. Section 3(a) of the Contribution Agreement is hereby amended by deleting the date "July 1, 1996" from the sixth line thereof and substituting the date "July 15, 1996" therefor.

                 3. Section 6.1(k) of the Contribution Agreement is hereby amended by adding the phrase "as amended by a First Amendment thereto dated as of March 29, 1996," after the opening parenthesis on the fourth line thereof.

                 4. Section 11(a) of the Contribution Agreement is hereby amended by deleting the date "July 1, 1996" from the seventh line thereof and substituting the date "July 15, 1996" therefor.

                 5. The Contribution Agreement, as amended hereby, is and shall remain in full force and effect.
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                 IN WITNESS WHEREOF, this First Amendment has been duly
executed by the parties hereto as of the day and year first above written.

                                        CONTRIBUTORS:

                                        INTERSTONE PARTNERS I L.P.

                                        By: BJS Interstone Management
                                            Associated, managing general partner

                                            By:   /s/ Thomas J. Saylak
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                        INTERSTONE PARTNERS II L.P.

                                        By: BJS Interstone Management
                                            Associated, managing general partner

                                            By:   /s/ Thomas J. Saylak
                                                  -----------------------------
                                                  Name:
                                                  Title:


                                        INTERSTONE PARTNERS III L.P.

                                        By: BJS Interstone Management
                                            Associated, managing general partner

                                            By:   /s/ Thomas J. Saylak
                                                  -----------------------------
                                                  Name:
                                                   Title:


                                        INTERSTONE PARTNERS IV L.P.

                                        By: BJS Interstone Management
                                            Associated, managing general partner

                                            By:   /s/ Thomas J. Saylak
                                                  -----------------------------
                                                  Name:
                                                   Title:
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                                        BREI/WILLIAMSBURG L.L.C

                                        By:    /s/ Thomas J. Saylak
                                               --------------------------------
                                               Name:
                                               Title:


                                        S.B. WESTRIDGE, INC.

                                        By:    /s/ John D. Schreiber
                                               --------------------------------
                                               Name:
                                               Title:


                                        IHC/WILLIAMSBURG, INC.

                                        By:    /s/ W. Thomas Parrington, Jr.
                                               --------------------------------
                                               Name:
                                               Title:


                                        INTERSTATE:

                                        INTERSTATE HOTELS CORPORATION

                                        By:    /s/ Milton Fine
                                               --------------------------------
                                               Name:
                                               Title: